UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934
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☐	Soliciting Material Pursuant to Section 240.14a-12

Barings Capital Investment Corporation
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)
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300 South Tryon Street, Suite 2500
Charlotte, North Carolina 28202
(704) 805-7200
March 26, 2021
Dear Stockholder:
You are cordially invited to the 2021 Annual Meeting of Stockholders of Barings Capital Investment Corporation, to be held virtually on Thursday, May 20, 2021 at 8:00 a.m. (Eastern Time), at the following website: www.virtualshareholdermeeting.com/BCIC2021.
The notice of Annual Meeting of Stockholders and proxy statement accompanying this letter provide an outline of the business to be conducted at the meeting.
It is important that your shares be represented at the Annual Meeting. If you are unable to attend the meeting virtually, I urge you to vote your shares by completing, dating and signing the enclosed proxy card and promptly returning it in the envelope provided. If a broker or other nominee holds your shares in “street name,” your broker has enclosed a voting instruction form, which you should use to vote those shares. The voting instruction form indicates whether you have the option to vote those shares by telephone or by using the Internet. Your vote is important.

Sincerely yours,

Ian Fowler
President and Chief Executive Officer

Barings Capital Investment Corporation
300 South Tryon Street, Suite 2500
Charlotte, North Carolina 28202
(704) 805-7200

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On Thursday, May 20, 2021

To the Stockholders of Barings Capital Investment Corporation:
The 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Barings Capital Investment Corporation (the “Company”) will be held virtually on Thursday, May 20, 2021 at 8:00 a.m. (Eastern Time) at the following website: www.virtualshareholdermeeting.com/BCIC2021. The Annual Meeting will be held in a virtual meeting format only. You will not be able to attend the Annual Meeting in person.
You are being asked to consider and vote upon the following proposals:
1. To elect three Class II directors to serve for a three-year term and until their successors have been duly elected and qualify (Proposal No. 1); and
2. To transact such other business as may properly come before the meeting.
We have enclosed our annual report on Form 10-K for the year ended December 31, 2020, proxy statement and a proxy card.
Our Board of Directors (the “Board of Directors” or the “Board”) has fixed the close of business on March 12, 2021, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof. We intend to mail these materials on or about March 26, 2021, to all stockholders of record entitled to vote at the Annual Meeting.
Each Company stockholder is invited to attend the Annual Meeting virtually. You or your proxyholder will be able to attend the Annual Meeting online, vote and submit questions by visiting www.virtualshareholdermeeting.com/BCIC2021 and using a control number assigned by Broadridge Financial Solutions, Inc. (“Broadridge”). Please see “How To Participate in the Annual Meeting” in the accompanying proxy statement for more information.
Whether or not you expect to be present at the virtual Annual Meeting, please sign the enclosed proxy card and return it promptly in the self-addressed envelope provided. Instructions are shown on the proxy card. If a broker or other nominee holds your shares in “street name,” that is they are registered in the name of your broker, bank, trustee or other nominee, you should have received a notice containing voting instructions from your nominee rather than from us. You should follow the voting instructions in the notice to ensure that your vote is counted. The voting instruction form indicates whether you have the option to vote those shares by telephone or by using the Internet.
Your vote is extremely important to the Company. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.
OUR BOARD OF DIRECTORS, INCLUDING EACH OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NO. 1.
If you have additional questions and you are a Barings Capital Investment Corporation, stockholder you may contact the Company’s Investor Relations department at 1-888-401-1088, or by email at BDCinvestorrelations@barings.com. You may also contact Broadridge, the Company’s proxy solicitor, toll-free at

1-877-777-4652 for directions on how to attend the Annual Meeting virtually and how to vote during the virtual meeting.

By order of the Board of Directors,

Ashlee E. Steinnerd
Secretary, Barings Capital Investment Corporation
Charlotte, North Carolina
March 26, 2021

This is an important Annual Meeting. To ensure proper representation at the Annual Meeting, please complete, sign, date and return the proxy card in the enclosed, self-addressed envelope, or vote your shares electronically via the Internet or by telephone. Please see the enclosed proxy statement and the enclosed proxy card for details about electronic voting. Even if you vote your shares prior to this Annual Meeting, you still may attend the meeting and vote your shares electronically via the live webcast if you wish to change your vote.

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to Be Held on May 20, 2021:
Our notice of the Annual Meeting, proxy statement, and annual report on Form 10-K for the year ended December 31, 2020 are available on the Internet at www.proxyvote.com.
The following information applicable to the Annual Meeting may be found in the notice of the Annual Meeting, proxy statement and accompanying proxy card:
▪The date, time and location of the meeting;
▪A list of the matters intended to be acted on and our Board of Directors’ recommendations regarding those matters;
▪Any control/identification numbers that you need to access your proxy card; and
▪Information on how to obtain directions to attend the Annual Meeting electronically via the live webcast.

Barings Capital Investment Corporation
300 South Tryon Street, Suite 2500
Charlotte, North Carolina 28202
(704) 805-7200
PROXY STATEMENT
2021 Annual Meeting of Stockholders
This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Barings Capital Investment Corporation (the “Company,” “BCIC,” “we,” “us” or “our”) for use at our 2021 Annual Meeting of Stockholders to be held virtually on Thursday, May 20, 2021 at 8:00 a.m. (Eastern Time) at the following website: www.virtualshareholdermeeting.com/BCIC2021, and at any postponement or adjournment thereof (the “Annual Meeting”). The Notice of Annual Meeting, this proxy statement, the accompanying proxy card and our Annual Report for the fiscal year ended December 31, 2020, which includes audited financial statements for the year ended December 31, 2020, are first being released on or about March 26, 2021 to the Company’s stockholders of record as of the close of business on March 12, 2021.
We encourage you to access the Annual Meeting prior to the start time. The live webcast will begin promptly at 8:00 a.m. (Eastern Time) on May 20, 2021. We will have technicians ready to assist you with any technical difficulties you may have accessing the live webcast. Technical support will be available on the meeting website starting approximately 7:45 a.m. (Eastern Time) and will remain available until the Annual Meeting has finished. The virtual meeting platform is fully supported across browsers (e.g., Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong WiFi connection if they intend to participate in the Annual Meeting. Participants should also give themselves plenty of time to log in and ensure that they can hear audio prior to the start of the Annual Meeting. Please see “How to Participate in the Annual Meeting” below for additional details.
We encourage you to vote your shares, either by voting electronically via the live webcast of the Annual Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign, date and mail the accompanying proxy card or authorize your proxy by telephone or through the Internet, and the Company receives it in time for voting at the Annual Meeting, the persons named as proxies will vote your shares in the manner that you specify. If you give no instructions on the proxy card you execute, the shares covered by the proxy card will be voted “FOR” the election of the nominees as directors listed in this proxy statement. If any other business is brought before the Annual Meeting, your votes will be cast at the discretion of the proxy holders, subject to applicable SEC rules.
Any stockholder “of record” (i.e., stockholders holding shares directly in their name) giving a valid proxy for the Annual Meeting may revoke it before it is exercised by giving a later-dated properly executed proxy, by giving notice of revocation to the Company’s Secretary in writing before the Annual Meeting or by voting electronically via the live webcast of the Annual Meeting. However, the mere presence of the stockholder at the Annual Meeting does not revoke the proxy. Any stockholder of record attending the Annual Meeting virtually by live webcast may vote electronically whether or not he or she has previously authorized his or her shares to be voted by proxy.
If your shares are registered in the name of a bank, brokerage firm or other nominee, you will receive instructions from your bank, broker or other nominee that you must follow in order to instruct how your shares are to be voted at the Annual Meeting. If your shares are registered in the name of a bank, brokerage firm or other nominee, to revoke any voting instructions prior to the time the vote is taken at the Annual Meeting, you must contact such broker, bank or other institution or nominee to determine how to revoke your vote in accordance with its policies a sufficient time in advance of the Annual Meeting. Unless revoked as stated above, the shares of common stock represented by valid proxies will be voted on all matters to be acted upon at the Annual Meeting.

If you want to submit a question during the Annual Meeting, log into the live webcast at www.virtualshareholdermeeting.com/BCIC2021, type your question into the “Ask a Question” field, and click “Submit.”
Only questions submitted via the live webcast that are pertinent to Annual Meeting matters will be answered during the Annual Meeting, subject to time constraints. Questions or comments that are not related to the proposals under discussion, are about personal concerns not shared by stockholders generally, or use blatantly offensive language may be ruled out of order. Additionally, the Company may not be able to answer multiple questions submitted by the same stockholder.
PURPOSE OF ANNUAL MEETING
At the Annual Meeting, you will be asked to consider and vote on the following proposals:
1.To elect three Class II directors to serve for a three-year term and until their successors have been duly elected and qualify (Proposal No. 1); and
2.To transact such other business as may properly come before the meeting, or any postponement or adjournment thereof.
The Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters set forth herein. Should any other matter requiring a vote of stockholders arise, it is the intention of the persons named in the proxy to vote in accordance with their discretion on such matters. Stockholders have no dissenters’ or appraisal rights in connection with any of the proposals described herein.
Adjournment and Additional Solicitation
If there appear to be insufficient votes to obtain a quorum at the Annual Meeting, the chairman of the meeting or the stockholders who are represented in person (electronically via the live webcast) or by proxy may vote to adjourn the Annual Meeting to permit further solicitation of proxies. If adjournment is submitted to the stockholders for approval, the designated Company proxy holders will vote proxies held by each of them for such adjournment to permit the further solicitation of proxies. Approval of any proposal to adjourn the Annual Meeting submitted to the stockholders for approval requires the affirmative vote of a majority of the votes cast on the proposal.
A stockholder vote may be taken on any of the proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval of such proposal.
VOTING SECURITIES
You may vote at the Annual Meeting only if you were a holder of record of the Company’s common stock at the close of business on March 12, 2021 or if you hold a valid proxy from a stockholder of record as of such record date. As of March 12, 2021, there were 7,710,486 shares of the Company’s common stock outstanding. Each share of common stock is entitled to one vote on each matter submitted to a vote at the Annual Meeting. Stockholders do not have the right to cumulate votes in the election of directors.
QUORUM REQUIRED
A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, electronically via the live webcast or by proxy, of the holders of shares of common stock of the Company entitled to cast a majority of the votes entitled to be cast as of the record date of March 12, 2021 will constitute a quorum for the purposes of the Annual Meeting. If there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the chairman of the meeting may adjourn the Annual Meeting in order to permit further solicitation of proxies by the Company.
Broker non-votes, if any, will be treated as shares present for the purpose of determining a quorum for the Annual Meeting. A “broker non-vote” with respect to a matter occurs when a broker, bank or other institution or nominee holding shares on behalf of a beneficial owner returns a proxy but has not provided voting instructions because it has not received voting instructions from the beneficial owner on a particular proposal and does not have, or chooses not to exercise, discretionary authority to vote the shares on such proposals. If a stockholder does not vote electronically via the live webcast or does not submit voting instructions to its broker, bank or other nominee, the broker, bank or other nominee will only be permitted to vote the stockholder’s shares on “routine” proposals. There are no “routine” proposals at the Annual Meeting. Therefore, the Company does not expect to receive any broker non-votes at the Annual Meeting.
VOTES REQUIRED
Proposal No. 1
With respect to Proposal No. 1, you may vote “For” or “Withhold” authority to vote for each of the three nominees for Class II directors. Nominees for director listed in Proposal No. 1 shall be elected by a plurality of the votes cast. “Withhold” votes and broker non-votes, if any, are not considered votes cast for the foregoing purpose, and will have no effect on the election of the nominees in Proposal No. 1.
HOW TO PARTICIPATE IN THE ANNUAL MEETING
The Annual Meeting will be conducted virtually, on Thursday, May 20, 2021 at 8:00 a.m. (Eastern Time) via live webcast.
Stockholders of record can participate in the Annual Meeting virtually by logging in to www.virtualshareholdermeeting.com/BCIC2021 and following the instructions provided. We recommend that you log in at least ten minutes before the Annual Meeting to ensure you are logged in when the meeting starts. Only registered stockholders as of March 12, 2021, the record date for the Annual Meeting, may submit questions and vote at the Annual Meeting. You may still virtually participate in the Annual Meeting if you vote by proxy in advance of the Annual Meeting.
Upon written request from a stockholder of record as of the record date, the Company’s legal counsel, Dechert LLP, will stream the webcast live at its offices located at 1900 K Street NW, Washington, DC 20006. Please note that no members of the Company’s management or the Board will be in attendance at this location. If you wish to attend the Annual Meeting via webcast at the Washington, DC offices of Dechert LLP, please submit a written request to Barings Capital Investment Corporation, Attention: Corporate Secretary, 300 South Tryon Street, Suite 2500, Charlotte, NC 28202, to be received no later than May 14, 2021. Your written request must include your name as stockholder of record and the number of shares of the Company’s common stock you hold.
Please note that if you hold your shares through a bank, broker or other nominee (i.e., in street name), you may be able to authorize your proxy by telephone or the Internet, as well as by mail. You should follow the instructions you receive from your bank, broker or other nominee to vote these shares. Also, if you hold your shares in street name, you must obtain a proxy executed in your favor from your bank, broker or nominee to be able to participate in and vote via the Annual Meeting webcast.
The Company and Dechert LLP are sensitive to the health and travel concerns of the Company’s stockholders and recommendations from public health officials. Due to the difficulties arising from COVID-19, the location, means, or other details of attending the webcast of the Annual Meeting at Dechert LLP's Washington, DC offices may change. In the event of such a change, and if a stockholder of record has requested to attend the meeting via webcast at Dechert LLP’s Washington, DC offices, the Company will issue a press release announcing the change and file the announcement on the U.S. Securities and Exchange Commission’s (“SEC”) EDGAR system, along with other steps, but may not deliver additional soliciting materials to stockholders or otherwise amend the proxy materials.
INFORMATION REGARDING THIS SOLICITATION
The Company will bear the cost of solicitation of proxies in the form accompanying this statement. Proxies will be solicited by mail or by requesting brokers and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of shares of common stock held of record by such brokers, custodians, nominees and fiduciaries, each of whom the Company will reimburse for its expenses in so doing. In addition to the use of mail, directors, officers and regular employees of Barings LLC, the Company’s external investment adviser (“Barings” or the “Adviser”), without special compensation therefor, may solicit proxies personally or by telephone, electronic mail, facsimile or other electronic means from stockholders. The address of Barings LLC is 300 South Tryon Street, Suite 2500, Charlotte, NC 28202.
The Company has engaged the services of Broadridge Financial Solutions, Inc. (“Broadridge”) for the purpose of assisting in the distribution of proxy materials. We have agreed to pay Broadridge a fee of approximately $7,000 plus reimbursement of out-of-pocket expenses for these services, and we may pay reimbursement of certain expenses and fees for additional services requested. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners and obtaining your voting instructions.
Stockholders may authorize proxies and provide their voting instructions through the Internet, by telephone, or by mail by following the instructions on the proxy card. These options require stockholders to input the Control Number, which is provided on the proxy card. If you authorize a proxy using the Internet, after visiting www.proxyvote.com and inputting your Control Number, you will be prompted to provide your voting instructions. Stockholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their Internet link. Stockholders who authorize a proxy via the Internet, in addition to confirming their voting instructions prior to submission, will, upon request, receive an e-mail confirming their instructions.
If a stockholder wishes to participate in the Annual Meeting but does not wish to authorize his, her or its proxy by telephone or Internet, the stockholder may authorize a proxy by mail by completing and executing the accompanying proxy card and returning it in the postage-paid envelope or attend the Annual Meeting via live webcast.
YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING VIRTUALLY, PLEASE PROMPTLY VOTE YOUR SHARES EITHER BY MAIL, BY TELEPHONE, OR VIA THE INTERNET.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
The Board of Directors is currently comprised of seven Directors divided into three (3) classes, with terms expiring in 2021, 2022 and 2023. The term of office of Class II Directors ends on the date of the Annual Meeting (or on the date their respective successors are elected and qualify, if later).
The Company’s Class II Directors, David Mihalick, Thomas W. Okel, and Jill Olmstead have been nominated by the Board of Directors (upon the recommendation of the Nominating and Corporate Governance Committee) for election for a three-year term expiring in 2024. No person being nominated as a Class II Director is being proposed for election pursuant to any agreement or understanding between such person on the one hand, and the Company or any other person or entity, on the other hand. Each Class II Director has agreed to serve as a director if elected and has consented to be named as a nominee.
Pursuant to the Company’s Bylaws (the “Bylaws”), a nominee for director is elected to the Board of Directors by the affirmative vote of a plurality of the votes cast at the Annual Meeting in person or by proxy. Stockholders may not cumulate their votes. Any director of the Company may resign at any time by delivering his or her resignation to the Board of Directors, the Chair of the Board of Directors or the Company's Secretary. Any resignation will take effect immediately upon its receipt or at such later time specified in the resignation. The acceptance of a resignation will not be necessary to make it effective unless otherwise stated in the resignation.
The Board of Directors recommends that you vote “FOR” the election of the nominees named in this proxy statement.
In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy for the election of all the nominees named below. If any of the nominees should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of such person or persons who are nominated as replacements. The Board of Directors has no reason to believe that any of the persons named below will be unable or unwilling to serve.
Information about the Nominees for Director and Other Directors
The following chart summarizes the professional experience and additional considerations that contributed to the Nominating and Corporate Governance Committee’s and the Board of Directors’ conclusion that each nominee for Director and other Director should serve on the Board of Directors. The term “Fund Complex” included in the director biographies included in this proxy statement includes the Company, Barings BDC, Inc. (“BBDC”) (a publicly traded business development company (NYSE: BBDC)), Barings Funds Trust (an open-end fund consisting of seven portfolio funds) and Barings Global Short Duration High Yield Fund. The director information in the following chart is organized by class and, within each class, by “Interested Directors” and “Non-Interested Directors.” “Interested Directors” are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, of the Company.

NOMINEES FOR CLASS II DIRECTOR

Name, Address and Age(1)	Position(s) Held with Company	Term and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios Overseen in Fund Complex (2)	Other Directorships of Public or Registered Investment Companies Held by Director or Nominee for Director During Past 5 Years
Interested Director
David Mihalick(3) (47)	Director	Class II Director; Term expires 2021; Director since March 2021(4)	Head of U.S. Public Fixed Income (since 2019), Barings LLC; Head of U.S. High Yield (since 2017), Barings, LLC; Member of Global High Yield Allocation Committee (since 2017), Barings LLC.	10	Director (since 2020), BBDC; Trustee (since 2020), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); Trustee (since 2020), Barings Funds Trust (open-end investment company advised by Barings).

Non-Interested Directors
Thomas W. Okel (58)	Director	Class II Director; Term expires 2021; Director since June 2020	Executive Director (2011 - 2019), Catawba Lands Conservancy; Global Head of Syndicated Capital Markets (1989-2010), Bank of America Merrill Lynch.	10	Director (since 2018), BBDC; Trustee (since 2012), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); Trustee (since 2013), Barings Funds Trust (open-end investment company advised by Barings); Trustee (since 2015), Horizon Funds (mutual fund complex).
Jill Olmstead (57)	Director	Class II Director; Term expires 2021; Director since June 2020	Chief Human Resources Officer, (since 2018), LendingTree, Inc.; Founding Partner (2010-2018), Spivey & Olmstead, LLC (talent and leadership consulting firm).	2	Director (since 2018), BBDC.
(1)    The business address of each nominee director is 300 South Tryon Street, Suite 2500, Charlotte, NC 28202. The age of each individual is as of the date of the Annual Meeting.
(2)     Including the Company.
(3)    Interested Director due to affiliations with Barings LLC.
(4)    Mr. Mihalick was appointed to the Board of Directors, pursuant to the Bylaws, effective March 23, 2021.

CLASS III DIRECTORS: TERM EXPIRING 2022

Name, Address and Age(1)	Position(s) Held with Company	Term and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios Overseen in Fund Complex (2)	Other Directorships of Public or Registered Investment Companies Held by Director or Nominee for Director During Past 5 Years
Interested Director
Eric Lloyd(3) (52)	Director	Class III Director; Term Expires 2022; Director since June 2020	Chief Executive Officer (since 2018), BBDC; Global Head of Private Assets (since 2020), Deputy Head of Global Markets & Head of Private Fixed Income (2019-2020), Head of Global Private Finance (2013-2019), Barings LLC.	2	Director (since 2018), BBDC.
Non-Interested Directors
Mark F. Mulhern (61)	Director	Class III Director; Term Expires 2022; Director since June 2020	Executive Vice President and Chief Financial Officer (since 2014), Highwood Properties, Inc.	2	Director (since 2020), Intercontinental Exchange (NYSE: ICE); Director (since 2020), ICE Mortgage Technology; Director (since October 2016 (Triangle Capital), BBDC; Director (since 2015), McKim and Creed (engineering service firm); Director and Audit Committee member (2012-2014), Highwood Properties (real estate investment trust); Director (2015-2017), Azure MLP (midstream oil and gas).
(1)    The business address of each director is 300 South Tryon Street, Suite 2500, Charlotte, NC 28202. The age of each individual is as of the date of the Annual Meeting.
(2)     Including the Company.
(3)    Interested Director due to affiliations with Barings LLC.

CLASS I DIRECTORS: TERM EXPIRING 2023

Name, Address and Age(1)	Position(s) Held with Company	Term and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios Overseen in Fund Complex (2)	Other Directorships of Public or Registered Investment Companies Held by Director or Nominee for Director During Past 5 Years
Interested Director
Michael Freno(3) (46)	Chairman of the Board of Directors	Class I Director; Term Expires 2023; Director since June 2020	Chairman, Chief Executive Officer(4) and President (since 2020), Head of Global Markets (2018-2020), Head of Global Fixed Income and Multi-Asset (2017-2018), Head of Global High Yield (2016-2017), Head of U.S. High Yield (2014-2016), Chairman of Global High Yield Allocation Committee and Global Investment Grade Allocation Committee; and a member of the Global Distressed Committee, Barings LLC.	2	Director (Chairman) (since 2018), BBDC.
Non-Interested Director
John A. Switzer (64)	Director	Class I Director; Term expires 2023; Director since March 2021(5)	Director, Carolina Tractor and Equipment Company (since 2017); Managing Partner (1978-2016), KPMG LLP.	2	Director (since 2018), BBDC; Director and Audit Committee member (since 2019), HomeTrust Bancshares, Inc.
(1)    The business address of each director is 300 South Tryon Street, Suite 2500, Charlotte, NC 28202. The age of each individual is as of the Annual Meeting.
(2)    Including the Company.
(3)    Interested Director due to affiliations with Barings LLC.
(4)     Effective November 5, 2020, Michael Freno became Chairman and Chief Executive Officer of Barings LLC.
(5)    Mr. Switzer was appointed to the Board of Directors, pursuant to the Bylaws, effective March 23, 2021.

Qualifications of Director Nominees and Other Directors.
The following provides an overview of the considerations that led the Nominating and Corporate Governance Committee and the Board of Directors to recommend and approve the election or appointment of the individuals serving as a Director or nominee for Director. Each of the Directors has demonstrated superior credentials and recognition in his or her respective field and the relevant expertise and experience upon which to be able to offer advice and guidance to the Company’s management. In recommending the election or appointment of the Board members or nominees, the Nominating and Corporate Governance Committee generally considers certain factors including the current composition of the Board of Directors, overall business expertise, gender, cultural and racial diversity, whether the composition of the Board of Directors contains a majority of independent directors as determined under the 1940 Act, the candidate’s character and integrity, whether the candidate possesses an inquiring mind, vision and the ability to work well with others, conflicts of interest interfering with the proper performance of the responsibilities of a director, a candidate’s overall business experience, what type of diversity he or she brings to the Board of Directors, whether the candidate has sufficient time to devote to the affairs of the Company, including consistent attendance at Board of Directors and committee meetings and advance review of materials and whether each candidate can be trusted to act in the best interests of the Company and its stockholders.
Nominees for Class II Directors: Term Expiring at 2021 Annual Stockholder Meeting
▪Mr. Mihalick — Mr. Mihalick brings over 16 years of experience in the financial services industry. He is Barings LLC's Head of U.S. Public Fixed Income with primary responsibility for the U.S. High Yield and Investment Grade Investment Groups. Mr. Mihalick serves as Chairman of the U.S. High Yield Investment Committee, a member of the Global High Yield Allocation Committee and a portfolio manager on various high yield strategies. Prior to his current role, he served as Head of Barings LLC's U.S. High Yield Credit Research Group where he was responsible for directing the research efforts of over 25 analysts. Prior to joining Barings LLC in 2008, he was a Vice President with Wachovia Securities Leveraged Finance Group. At Wachovia he was responsible for sell-side origination of leveraged loans and high yield bonds to support both corporate and private equity issuers. Prior to entering the financial services industry, he served as an officer in the United States Air Force and worked in the telecommunications industry for 7 years. Mr. Mihalick holds a B.S. from the United States Air Force Academy, an M.S. from the University of Washington and an M.B.A. from Wake Forest University.
▪Mr. Okel — Mr. Okel brings over 20 years of experience in the underwriting, structuring, distribution and trading of debt used for corporate acquisitions, leveraged buyouts, recapitalizations and refinancings. He previously served as Executive Director of Catawba Lands Conservancy, a non-profit land trust. Prior to joining Catawba Lands Conservancy, he served as Global Head of Syndicated Capital Markets at Bank of America Merrill Lynch, where he managed capital markets, sales, trading and research for the United States, Europe, Asia and Latin America from 1989 to 2010. He currently serves as trustee or director of several public companies and non-profit organizations, including as Trustee of Barings Funds Trust, an open-end investment company and Barings Global Short Duration High Yield Fund, a closed-end investment company (both advised by Barings), Trustee of the Horizon Funds, a mutual fund complex. Mr. Okel holds a Bachelor of Arts in Economics from Davidson College and a Masters of Management, Finance, Accounting and Marketing from Kellogg School of Management, Northwestern University.
▪Ms. Olmstead — Ms. Olmstead brings over 21 years of senior leadership experience in Human Resources in the financial services industry to the Board. She is currently the Chief Human Resources Officer at LendingTree, Inc. and was a Founding Partner of Spivey & Olmstead, LLC, a Talent and Leadership Consulting firm with expertise in the fields of executive development and talent management founded in June 2010. The Board benefits from her experience with C-suite executives as an executive coach and helping lead companies’ efforts on talent strategies such as diversity and inclusion, employee engagement, and succession planning and her strategic and pragmatic approach to talent management with an eye toward bottom line results. In her capacity as Managing Director (2006 to 2009) and Executive Vice President (2000 to 2006) at Wachovia Corporation (now Wells Fargo) she was both the Head of Human Resources for the Corporate and Investment Bank and the Head of Human Resources for the International Businesses. Prior to this, she formed and led the Leadership Practices Group at Wachovia to create and implement a company-wide talent management process that identified, developed, tracked and promoted high potential leaders throughout their careers. Ms. Olmstead received a Bachelor of Science at Clemson University and a Masters in Organization Behavior and Development at Fielding University, Santa Barbara, CA.
Directors Continuing in Office
Class III Directors; Term expiring at the 2022 Annual Stockholder Meeting
▪Mr. Lloyd — Mr. Lloyd brings over 30 years of experience in investment management, investment banking, leveraged finance and risk management to the Board. Mr. Lloyd serves as the Global Head of Private Assets of Barings LLC where he is responsible for managing all aspects of Barings LLC’s global private asset businesses, including real estate debt and equity, multi-asset, middle market lending, infrastructure debt, corporate private placements, private asset-backed securities, whole loan residential mortgages, private equity funds and co-investments and private equity real assets. He also oversees strategic relationship management and is a member of Barings LLC’s Senior Leadership Team. Mr. Lloyd has worked in the industry since 1990 and his experience has encompassed leadership positions in investment management, investment banking, leveraged finance and risk management. Prior to joining Barings in 2013, Mr. Lloyd served as Head of Market and Institutional Risk for Wells Fargo, was on Wells Fargo’s Management Committee and was a member of the Board of Directors of Wells Fargo Securities. Before the acquisition of Wachovia, Mr. Lloyd worked in Wachovia’s Global Markets Investment Banking division and served on the division’s Operating Committee where he had various leadership positions, including Head of Wachovia’s Global Leveraged Finance Group. Mr. Lloyd holds a B.S. in Finance from the University of Virginia’s McIntire School of Commerce.
▪Mr. Mulhern — Mr. Mulhern brings significant public company experience, both as a senior executive and as a board member. Since September 2014, he has served as Executive Vice President and Chief Financial Officer at Highwoods Properties, Inc., a Raleigh, North Carolina based publicly-traded real estate investment trust. Mr. Mulhern previously served on the Highwoods Board of Directors and Audit Committee from January 2012 through August 2014. He currently serves on the board of the Intercontinental Exchange, a Fortune 500 company and provider of marketplace infrastructure, data service and technology solutions to a broad range of customers. He also serves on the subsidiary board of ICE Mortgage Technology. Mr. Mulhern also currently serves on the board of McKim and Creed, a North Carolina based professional engineering services firm. Prior to joining Highwoods, he served as Executive Vice President and Chief Financial Officer of Exco Resources, Inc. Prior to Exco, he served as Senior Vice President and Chief Financial Officer of Progress Energy, Inc. from 2008 until its merger with Duke Energy Corporation in 2012. He joined Progress Energy in 1996 as Vice President and Controller and served in a number of roles at Progress Energy, including Vice President of Strategic Planning, Senior Vice President of Finance and President of Progress Ventures. He also spent eight years at Price Waterhouse. Mr. Mulhern is a Certified Public Accountant and is a graduate of St. Bonaventure University.
Class I Directors; Term expiring at the 2023 Annual Stockholder Meeting
▪Mr. Freno — Mr. Freno is the Chairman, Chief Executive Officer and President, of Barings LLC, a $345+ billion global financial services firm with offices across the U.S., Europe, Australia and Asia. His experience canvasses two decades on the buy-side, focusing on both equity and debt investments, where he gained a reputation as an inclusive leader, long-term thinker and trusted partner to clients. Previously, Mr. Freno was President of Barings LLC overseeing Barings' investments, sales, operations and technology. He is the Chair of the Barings Board of Directors, and Chairman of the Board of the Company and BBDC, an externally managed business development company managed by Barings. Mr. Freno holds a B.A. from Furman University and an M.B.A. from Wake Forest University.
▪Mr. Switzer — Mr. Switzer brings over 35 years of public accounting firm experience to the Board. Since May 2017, Mr. Switzer has served as a member of the Board of Directors of Carolina Tractor and Equipment Company (CTE), a large, privately held Southeastern supplier of construction, forestry, and paving equipment. Since September 2019, Mr. Switzer has also served as a member of the Board of Directors of HomeTrust Bancshares, Inc., a publicly traded regional banking organization, where he also serves on the Audit Committee. Previously, Mr. Switzer served as managing partner of KPMG’s Charlotte office (starting in 2009) until retirement in 2016, where he was also the market leader for KPMG’s Carolinas, Florida, and San Juan offices. Prior to these positions, he served as managing partner of KPMG’s Cleveland (1999 to 2007) and Kentucky (Louisville and Lexington) (1988 to 1998) offices. Mr. Switzer currently serves on the boards of The Foundation for the Mint Museum and the National Association of Corporate Directors, Carolinas Chapter.

COMPENSATION DISCUSSION
The Company’s executive officers are employees of Barings and do not receive any direct compensation from the Company. Barings serves as our external investment adviser and manages the Company’s investment portfolio under the terms of an investment advisory agreement (the “Advisory Agreement”), in connection with which the Company pays Barings a base management fee and an incentive fee, the details of which are disclosed in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2020, which is being mailed to stockholders along with this proxy statement.
The Company’s day-to-day investment operations are managed by Barings and services necessary for its business, including the origination and administration of its investment portfolio are provided by individuals who are employees of Barings, as investment adviser and administrator, pursuant to the terms of the Advisory Agreement and an administration agreement (the “Administration Agreement”). The Company reimburses Barings, in its capacity as administrator, for the cost and expenses incurred by it in performing its obligations and providing personnel and facilities under the Administration Agreement in an amount to be negotiated and mutually agreed to by the Company and Barings quarterly in arrears. In no event will the agreed-upon quarterly expense amount exceed the amount of expenses that would otherwise be reimbursable by the Company under the Administration Agreement for the applicable quarterly period, and Barings will not be entitled to the recoupment of any amounts in excess of the agreed-upon quarterly expense amount. The costs and expenses incurred by Barings on the Company’s behalf under the Administration Agreement include, but are not limited to:
▪the allocable portion of Barings' rent for the Company’s Chief Financial Officer and Chief Compliance Officer and their respective staffs, which is based upon the allocable portion of the usage thereof by such personnel in connection with their performance of administrative services under the Administration Agreement;
▪the allocable portion of the salaries, bonuses, benefits and expenses of the Company’s Chief Financial Officer and Chief Compliance Officer and their respective staffs, which is based upon the allocable portion of the time spent by such personnel in connection with performing administrative services for the Company under the Administration Agreement;
▪the actual cost of goods and services used for the Company and obtained by Barings from entities not affiliated with the Company, which is reasonably allocated to the Company on the basis of assets, revenues, time records or other methods conforming with generally accepted accounting principles;
▪all fees, costs and expenses associated with the engagement of a sub-administrator, if any; and
▪costs associated with (a) the monitoring and preparation of regulatory reporting, including registration statements and amendments thereto, prospectus supplements, and tax reporting, (b) the coordination and oversight of service provider activities and the direct cost of such contractual matters related thereto and (c) the preparation of all financial statements and the coordination and oversight of audits, regulatory inquiries, certifications and sub-certifications.

DIRECTOR COMPENSATION
The Company’s directors are divided into two groups — interested directors and independent directors. Interested directors are “interested persons” as defined in Section 2(a)(19) of the 1940 Act. During 2020, the Company’s directors who were employed by Barings did not receive any compensation for their service as members of the Board of Directors. The compensation table below sets forth compensation that the Company’s independent directors (none of which were employees of the Company or Barings) earned during the year ended December 31, 2020.

Name	Fees Earned or Paid in Cash	All Other Compensation(1)	Total
Mark Mulhern	$60,000	$—	$60,000
Thomas W. Okel	$60,000	$—	$60,000
Jill Olmstead	$60,000	$—	$60,000
John A. Switzer(2)	$—	$—	$—
(1) All other compensation includes reimbursement of out-of-pocket expenses.
(2) Mr. John A. Switzer did not serve as a director during the year ended December 31, 2020 and therefore did not earn or receive any compensation for or during the year ended December 31, 2020.
Director Fees
Each independent director of the Board of Directors is paid an annual Board retainer of $60,000, payable in quarterly installments.
In addition, the Company reimburses independent directors for any out-of-pocket expenses related to their service as members of the Board of Directors. The independent directors of the Board of Directors do not receive any stock-based compensation for their service as members of the Board of Directors. The Company’s directors who are employed by Barings do not receive any compensation for their service as members of the Board of Directors.

CORPORATE GOVERNANCE
Director Independence
While we are not listed on any public securities exchange, we comply with listing standards of the New York Stock Exchange (“NYSE”) requiring listed companies to have a board of directors with at least a majority of independent directors. The NYSE listing standards provide that a director of a business development company will be considered to be independent if he or she is not an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act.
Based on these standards, the Board of Directors has determined that Ms. Olmstead and Messrs. Mulhern, Okel, and Switzer are independent (or not “interested persons” of the Company). Based upon information requested from each such director concerning his or her background, employment and affiliations, the Board of Directors has affirmatively determined that none of the independent directors has a material business or professional relationship with the Company, other than in his or her capacity as a member of the Board of Directors or any committee thereof. All of the members of the Audit Committee and Nominating and Corporate Governance Committee are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act.
Meetings of the Board of Directors and Committees
In 2020, the Board of Directors held six meetings, the Audit Committee held three meetings and the Nominating and Corporate Governance Committee held no meetings. During 2020, none of the members of the Board of Directors attended less than 75% of the aggregate number of meetings of the Board of Directors and of the respective committees on which they served.
Each of the Company’s directors makes a diligent effort to attend all board and committee meetings, as well as each Annual Meeting of Stockholders. We encourage, but do not require, our directors to attend annual meetings of stockholders. The Annual Meeting will be the Company’s first annual meeting of stockholders.
Audit Committee
The Company has a separately-designated standing Audit Committee, as defined in Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee is responsible for oversight matters, financial statement and disclosure oversight matters, matters relating to the hiring, retention and oversight of the Company’s independent registered public accounting firm, reviewing the plans, scope and results of the audit engagement with the Company’s independent registered public accounting firm, approving professional services provided by the Company’s independent registered public accounting firm, reviewing the independence of the Company’s independent registered public accounting firm, reviewing the integrity of the audits of the financial statements and reviewing the adequacy of the Company’s internal accounting controls. The Audit Committee also assists our Board of Directors in establishing and monitoring the application of the Company’s valuation policies used for determining the fair value of the Company’s investments that are not publicly traded or for which current market values are not readily available.
The Audit Committee operates pursuant to a written charter, a copy of which is attached as Appendix A to this proxy statement. The charter of the Audit Committee is also available to any stockholder who requests by submitting a request to Barings Capital Investment Corporation, Attention: Corporate Secretary, 300 South Tryon Street, Suite 2500, Charlotte, NC 28202.
The members of the Company’s Audit Committee are Messrs. Mulhern, Okel, and Switzer, and Ms. Olmstead. Mr. Mulhern serves as the chairman of the Audit Committee. The Board of Directors has determined that Mr. Mulhern is an “audit committee financial expert” as defined under Item 407(d)(5) of Regulation S-K of the Exchange Act and that all members of the Audit Committee possess the financial sophistication and understanding of financial statements required to be appointed to the Audit Committee. The Board of Directors also has determined that each of Messrs. Mulhern, Okel, and Switzer, and Ms. Olmstead meets the current independence requirements of Rule 10A-3 under the Exchange Act.

Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee is responsible for identifying, researching and recommending for nomination directors for election by the Company’s stockholders, recommending for appointment nominees to fill vacancies on the Board of Directors or a committee of the Board of Directors, developing and recommending to the Board of Directors a set of corporate governance principles and overseeing the evaluation of the Board of Directors. The Nominating and Corporate Governance Committee’s policy is to consider nominees properly recommended by the Company’s stockholders in accordance with the Company’s charter, Bylaws and applicable law. For more information on how the Company's stockholders may recommend a nominee for a seat on the Board of Directors, see Stockholder Nominations and Proposals for the 2022 Annual Meeting in this proxy statement. The Nominating and Corporate Governance Committee also has the authority to retain, at the Company’s expense, such consultants or advisors as the Committee may deem necessary or appropriate to carry out its duties. The Committee has sole authority to retain or terminate any search firm or individual used to identify any director candidate, including the sole authority to approve the search firm’s fees and retention terms.
The Nominating and Corporate Governance Committee operates pursuant to a written charter, a copy of which is attached as Appendix B to this proxy statement. The charter of the Nominating and Corporate Governance Committee is also available to any stockholder who requests by submitting a request to Barings Capital Investment Corporation, Attention: Corporate Secretary, 300 South Tryon Street, Suite 2500, Charlotte, NC 28202.
The members of the Nominating and Corporate Governance Committee are Messrs. Mulhern, Okel, and Switzer and Ms. Olmstead, each of whom is not an "interested person" for purposes of Section 2(a)(19) of the 1940 Act. Mr. Okel serves as the chairman of the Nominating and Corporate Governance Committee. Each nominee for election under Proposal No. 1 at the Annual Meeting was recommended by the members of the Nominating and Corporate Governance Committee to the Board of Directors, which approved such nominees.
Communication with the Board of Directors
Barings Capital Investment Corporation stockholders and other interested parties may communicate with any member of our Board (including the chairman), the chairman of any of our Board committees, or with our non-management directors as a group by sending communications to Barings Capital Investment Corporation, 300 South Tryon St., Suite 2500, Charlotte, North Carolina 28202, or via e-mail to BDCinvestorrelations@barings.com, or by calling the Barings Capital Investment Corporation’s investor relations department at 1-888-401-1088. All such communications should indicate clearly the director or directors to whom the communication is being sent so that each communication, other than unsolicited commercial solicitations, may be forwarded directly to the appropriate director(s).
The Composition of the Board of Directors and Leadership Structure
The 1940 Act requires that at least a majority of the Company’s directors not be “interested persons” (as defined in the 1940 Act) of the Company. Currently, four of the Company’s seven directors are independent directors (and are not “interested persons”). However, Mr. Freno, the Chairman, Chief Executive Officer, and President of Barings LLC, and therefore an interested person of the Company, serves as Chairman of the Board of Directors. The Board of Directors believes that it is in the best interests of investors for Mr. Freno to lead the Board of Directors because of his role as Chairman, Chief Executive Officer, and President of Barings LLC and his broad experience with the day-to-day management and operation of fixed income, public equity and multi-asset investment teams and his extensive experience on the buy-side, focusing on both equity and debt investments. In addition, Mr. Okel, as Chair of the Nominating and Corporate Governance Committee, serves as lead independent director to preside over all executive sessions of independent directors. The Board of Directors believes that its leadership structure is appropriate in light of the Company’s characteristics and circumstances because the structure allocates areas of responsibility among the individual directors and the committees in a manner that enhances effective oversight. The Board of Directors also believes that its small size creates a highly efficient governance structure that provides ample opportunity for direct communication and interaction between the Board of Directors and the Company’s management.

The Oversight Role of the Board of Directors
The Board of Directors’ role in management of the Company is one of oversight. Oversight of the Company’s investment activities extends to oversight of the risk management processes employed by Barings as part of its day-to-day management of the Company’s investment activities. The Board of Directors reviews risk management processes throughout the year, consulting with appropriate representatives of Barings as necessary and periodically requesting the production of risk management reports or presentations and receiving reports from vendors and service providers regarding cybersecurity threats and incidents. The goal of the Board of Directors’ risk oversight function is to ensure that the risks associated with the Company’s investment activities are accurately identified, thoroughly investigated and responsibly addressed. The Audit Committee (which consists of all the independent directors) is responsible for approving the Company’s independent accountants, reviewing with the Company’s independent accountants the plans and results of the audit engagement, approving professional services provided by the Company’s independent accountants, reviewing the independence of the Company’s independent accountants and reviewing the adequacy of the Company’s internal accounting controls. The Audit Committee also monitors the application of the Company’s valuation policies used for determining the fair value of the Company’s investments that are not publicly traded or for which current market values are not readily available. Stockholders should note, however, that the Board of Directors’ oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments.
In accordance with the 1940 Act, the Company’s directors have adopted and implemented written policies and procedures reasonably designed to prevent violation of the U.S. federal securities laws, and we review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. In addition, the Board of Directors appointed Michael Cowart as the Company’s Chief Compliance Officer. As such, Mr. Cowart is responsible for administering the Company’s compliance program and meeting with the Board of Directors at least annually to assess its effectiveness.

Code of Business Conduct and Ethics
The Company and Barings are subject to Barings LLC’s Global Code of Ethics Policy, which applies to, among others, our executive officers, including our Chief Executive Officer and Chief Financial Officer, as well as our directors and Barings’ officers, directors and employees.
We will provide any person, without charge, upon request, a copy of our Global Code of Ethics Policy. To receive a copy, please provide a written request to: Barings Capital Investment Corporation, Attn: Chief Compliance Officer, 300 South Tryon Street, Suite 2500 Charlotte, North Carolina, 28202. Any material amendments to or waivers of a required provision of the Global Code of Ethics Policy will be reported in a Current Report on Form 8-K.
Under Barings LLC's Global Code of Ethics Policy, officers, directors and certain employees of Barings must first obtain pre-clearance from Barings' compliance department before trading in the Company's securities. In addition, the Company's Insider Trading Policy includes restrictions that prohibit directors and officers of the Company from, among other things, engaging in short sales or hedging transactions with respect to the Company's securities, including through the use of financial instruments such as prepaid variable forward contracts, equity swaps, collars and exchange funds.

EXECUTIVE OFFICERS
The Company’s officers serve at the discretion of the Board of Directors. The biographical information of each of the Company’s executive officers (in alphabetical order) who is not a director is as follows:
Jonathan Bock, 39, is the Company’s Chief Financial Officer and a Managing Director in Barings LLC’s Global Private Finance Group. Mr. Bock also serves as the Chief Financial Officer of BBDC and Barings Corporate Investors and Barings Participation Investors. Prior to joining Barings LLC in 2018, Mr. Bock was a Managing Director and Senior Equity Analyst at Wells Fargo Securities specializing in business development companies (“BDCs”). He has actively followed the BDC space since 2006 and was the chief author of a leading BDC quarterly research publication: the BDC Scorecard. His research is often cited by The Wall Street Journal, Barron’s, and other prominent financial publications. Prior to Wells Fargo, Mr. Bock followed the specialty finance space at Stifel Nicolaus & Company and A.G. Edwards Inc. Prior to entering sell-side research in 2006, Mr. Bock was an equity portfolio manager/analyst at Busey Wealth Management in Champaign, Illinois. Mr. Bock holds a BS in finance from the University of Illinois College of Business and is a CFA charterholder.
Michael Cowart, 38, serves as the Company’s Chief Compliance Officer. Mr. Cowart also serves as the Chief Compliance Officer for BBDC, Barings Global Short Duration High Yield Fund, Barings Funds Trust, Barings Securities LLC, Barings Corporate Investors and Barings Participation Investors. Mr. Cowart is a member of Barings’ Compliance Group for which he is responsible for Barings’ Sales Practices, Fund Compliance, and Regulatory Change Management Program. . Prior to joining Barings in 2018, Mr. Cowart held positions in the compliance and legal departments at LPL Financial, the Municipal Securities Rulemaking Board and Goldman Sachs & Co. where his duties included overseeing regulatory inquiries and examinations, overseeing trading, professional qualifications, risk management and assessment, the development and implementation of policies and regulatory rulemaking. Mr. Cowart holds a B.A. in History with honors from the University of Tennessee, a Masters from Vanderbilt University, a J.D. from Elon University School of Law, and an LL.M. in Securities and Financial Regulation from Georgetown University Law Center.
Jill Dinerman, 44, is the Company’s Chief Legal Officer and the Global Head of Legal at Barings LLC. Ms. Dinerman also serves as the Chief Legal Officer of BBDC. Ms. Dinerman oversees the global legal function advising Barings LLC on a wide range of legal and business issues and providing support for all of its investment teams. Ms. Dinerman is a member of Barings LLC’s Senior Leadership Team. Ms. Dinerman has been a member of the Barings LLC legal team since 2011, holding several roles in corporate governance and supporting the U.S. Fixed Income team. Before joining Barings LLC in 2011, she was a Senior Associate at Katten Munchin Rosenman. Ms. Dinerman started her career as an Associate at Pillsbury Winthrop. Ms. Dinerman holds a B.A. in Psychology from the University of Maryland and a J.D. from The George Washington University Law School. Active in the community, Ms. Dinerman has served on the boards of several local Jewish agencies and on the board of Girls on the Run Charlotte, a nonprofit that empowers young women so they can activate their limitless potential.
Ian Fowler, 56, is the Company’s President and Chief Executive Officer and is Co-Head of Barings LLC’s Global Private Finance Group, as well as a member of the group’s North American, European and Asia-Pacific Private Finance Investment Committees. Mr. Fowler also serves as the President of BBDC. He is responsible for leading a team that originates, underwrites and manages global private finance investments. Mr. Fowler has worked in the industry since 1988 and his experience has encompassed middle market commercial finance, including originating, underwriting and managing senior secured loans, mezzanine and co-investment transactions. Prior to joining Barings LLC in 2012, he was a Senior Managing Director with Harbour Group and co-founded Freeport Financial LLC where he was a member of the Executive Credit Committee and responsible for all business development and capital market initiatives. While at Freeport, he helped build the company into one of the top five non-bank affiliated middle market sponsor finance companies in the United States. Before Freeport, Mr. Fowler was Managing Director and Global Group Leader for GE Capital’s Global Sponsor Finance Group. Prior to GE Capital, Mr. Fowler held various leveraged finance and investment positions with NationsBank and Mellon Bank. Mr. Fowler holds a B.A. (Honors) from the University of Western Ontario and is a member of the CFA Institute.
Elizabeth Murray, 43, serves as the Company’s Principal Accounting Officer and serves as the Principal Accounting Officer of BBDC, Barings Corporate Investors and Barings Participation Investors. Ms. Murray also serves as the Treasurer for Barings Global Short Duration High Yield Fund and Barings Funds Trust. Ms. Murray previously was the Director of External Reporting for BBDC and previously served as the Vice President of Financial Reporting at Triangle Capital Corporation prior to the externalization of the investment management of BBDC to Barings LLC. Prior to joining Triangle Capital Corporation in 2012, she worked in Financial Planning and Analysis for RBC Bank, the U.S. retail banking division for Royal Bank of Canada. Prior to RBC Bank, Ms. Murray spent seven years at Progress Energy, Inc. and held various positions in finance, accounting and tax, most recently in Strategy and Financial Planning. Ms. Murray began her career as a Tax Consultant with PricewaterhouseCoopers. Ms. Murray is a graduate of North Carolina State University where she obtained a B.S. degree in Accounting and a Master of Accounting degree. She is also a North Carolina Certified Public Accountant.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information with respect to the beneficial ownership of the Company’s common stock as of March 12, 2021, the record date, by the Company’s directors and executive officers, both individually and as a group, and by each person known to the Company to beneficially own 5% or more of the outstanding shares of the Company’s common stock. With respect to persons known to the Company to beneficially own 5% or more of the outstanding shares of the Company’s common stock, the Company bases such knowledge on beneficial ownership filings made by the holders with the SEC and other information known to the Company. Other than as set forth in the table below, none of the Company’s directors or executive officers are deemed to beneficially own shares of the Company’s common stock. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There is no common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of March 12, 2021. Percentage of beneficial ownership is based on 7,710,486 shares of common stock outstanding as of March 12, 2021. Unless otherwise indicated by footnote, the business address of each person listed below is 300 South Tryon Street, Suite 2500, Charlotte, North Carolina 28202.

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percentage of Class(2)	Dollar Range of Equity Securities Beneficially Owned(3)
Directors and Executive Officers:
Interested Directors
Michael Freno	—
Eric Lloyd	—
David Mihalick	—
Independent Directors
Mark F. Mulhern	—
Thomas W. Okel	—
Jill Olmstead	—
John A. Switzer	—
Executive Officers Who Are Not Directors
Ian Fowler	—
Jonathan Bock	—
Michael Cowart	—
Jill Dinerman	—
Elizabeth Murray	—
All directors and executive officers as a group (12 persons)	—
Five-Percent Stockholders:
MassMutual Life Insurance Company(4)	2,858,949	37.1%	over $100,000
PDL FL US Holdings(5)	1,923,400	24.9%	over $100,000
South Carolina Retirement Systems Group Trust(6)	1,880,530	24.4%	over $100,000
Cliffwater Corporate Lending Fund	695,088	9.0%	over $100,000

* Less than 1.0%
(1)Beneficial ownership in this column has been determined in accordance with Rule 13d-3 of the Exchange Act. Except as otherwise noted, each beneficial owner of more than five percent of the Company’s common stock and each director and executive officer has sole voting and/or investment power over the shares reported.
(2)Based on a total of 7,710,486 shares issued and outstanding as of March 12, 2021.
(3)Beneficial ownership in this column has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act. The dollar range of equity securities beneficially owned is based on the Company’s net asset value per share of $21.58 as of December 31, 2020. The dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.
(4)Based on a Schedule 13D filed with the SEC on January 28, 2021. Massachusetts Mutual Life Insurance Company (“MassMutual”) and Barings LLC have shared voting power and shared dispositive power over the shares listed. MassMutual is the direct beneficial owner of 2,716,001.55 of the above-listed shares. C.M. Life Insurance Company, a wholly-owned subsidiary of MassMutual, beneficially owns 142,947.45 of the above-listed shares, which may also be deemed to be indirectly owned by MassMutual. Such shares are all held in one or more advisory accounts. Barings LLC, a wholly-owned indirect subsidiary of MassMutual, acts as investment adviser to these advisory accounts, and as such may also be deemed to be the beneficial owner of these shares. The address of MassMutual is 1295 State Street, Springfield, MA 01111.
(5)Based on a Schedule 13G filed with the SEC on February 12, 2021. PDL FL US Holdings LP (“PDL Holdings”) and Alberta Investment Management Corporation (“AIMCo”) have shared voting power and shared dispositive power over the shares listed. PDL Holdings is the direct owner of the shares listed. PDL FL US GP Ltd. (“PDL GP”) is the general partner of, and may be deemed to beneficially own securities beneficially owned by, PDL Holdings. All of the interests in PDL Holdings and PDL GP are held by AIMCo as bare trustee on behalf of its clients, and therefore AIMCo may be deemed to beneficially own the securities beneficially owned by PDL Holdings and PDL GP. The address of PDL Holdings is c/o Alberta Investment Management Corporation, 1600-10250 101 Street NW, Edmonton, Alberta T5J 3P4, Canada.
(6)Based on a Schedule 13G/A filed with the SEC on February 8, 2021. South Carolina Retirement Systems Group Trust (the “Trust”) and South Carolina Retirement System Investment Commission (“SCRSIC”) have shared voting power and shared dispositive power over the shares listed. SCRSIC is the state agency statutorily mandated to manage and invest the Trust and expressly disclaims beneficial ownership over the shares listed. The address of South Carolina Retirement Systems Group Trust is c/o South Carolina Retirement System Investment Commission, 1201 Main Street, Suite 1510, Columbia, South Carolina 29201.

DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than 10% of our common stock, to file reports of securities ownership and changes in such ownership with the SEC. Officers, directors, and greater than 10% stockholders also are required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.
Based solely on the Company’s review of Forms 3, 4 and 5 filed by such persons and information provided by the Company’s directors and officers, the Company believes that during the year ended December 31, 2020, all Section 16(a) filing requirements applicable to such persons were met in a timely manner, , with the following inadvertent exceptions: each of Thomas W. Okel and Jill Olmstead, members of our Board of Directors, and Elizabeth Murray, our Principal Accounting Officer, filed late his or her initial statement of beneficial ownership on Form 3 during the reporting period.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Related Party Transactions Policy and Procedure
The Company has procedures in place for the review, approval and monitoring of transactions involving the Company and certain persons related to it. For example, the Company has a code of conduct that generally prohibits any employee, officer or director of the Company from engaging in any transaction where there is a conflict between such individual’s personal interest and the interests of the Company. Waivers to the code of conduct can generally only be obtained from the Chief Compliance Officer, a majority of the Board of Directors or the chairperson of the Audit Committee and are publicly disclosed as required by applicable law and regulations. In addition, the Audit Committee is required to review and approve all related-party transactions (as defined in Item 404 of Regulation S-K).
As a BDC, the Company is also subject to certain regulatory requirements that restrict the Company’s ability to engage in certain related-party transactions. The Company has separate policies and procedures that have been adopted to ensure that it does not enter into any such prohibited transactions without seeking necessary approvals, including prohibited transactions under the 1940 Act.
BDCs generally are prohibited under the 1940 Act from knowingly participating in certain transactions with their affiliates without the prior approval of their independent directors and, in some cases, of the SEC. Those transactions include purchases and sales, and so-called “joint” transactions, in which a BDC and one or more of its affiliates engage in certain types of profit-making activities. Any person that owns, directly or indirectly, 5.0% or more of a BDC’s outstanding voting securities will be considered an affiliate of the BDC for purposes of the 1940 Act, and a BDC generally is prohibited from engaging in purchases or sales of assets or joint transactions with such affiliates, absent the prior approval of the BDC’s independent directors. Additionally, without the approval of the SEC, a BDC is prohibited from engaging in purchases or sales of assets or joint transactions with the BDC’s officers and directors, and investment adviser, including funds managed by the investment adviser and its affiliates.
BDCs may, however, invest alongside certain related parties or their respective other clients in certain circumstances where doing so is consistent with current law and SEC staff interpretations. For example, a BDC may invest alongside such accounts consistent with guidance promulgated by the SEC staff permitting the BDC and such other accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that the BDC’s investment adviser, acting on the BDC’s behalf and on behalf of other clients, negotiates no term other than price. Co-investment with such other accounts is not permitted or appropriate under this guidance when there is an opportunity to invest in different securities of the same issuer or where the different investments could be expected to result in a conflict between the BDC’s interests and those of other accounts.
The 1940 Act generally prohibits BDCs from making certain negotiated co-investments with certain affiliates absent an order from the SEC permitting the BDC to do so. Pursuant to Barings’ existing SEC co-investment exemptive relief under the 1940 Act (the “Exemptive Relief”), the Company is generally permitted to co-invest with funds affiliated with Barings if a "required majority" (as defined in Section 57(o) of the 1940 Act) of the Company’s independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to the Company and its stockholders and do not involve overreaching in respect of the Company or its stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of the Company's stockholders and is consistent with the Company’s investment objective and strategies. Co-investments made under the Exemptive Relief are subject to compliance with the conditions and other requirements contained in the Exemptive Relief, which could limit the Company’s ability to participate in a co-investment transaction.
The Company’s executive officers and the members of Barings' investment committee, as well as the other principals of Barings, manage other funds affiliated with Barings, including BBDC and other closed-end investment companies. In addition, Barings’ investment team has responsibilities for managing U.S. and global middle-market debt investments for certain other investment funds and accounts. Accordingly, they have obligations to investors in those entities, the fulfillment of which may not be in the best interests of, or may be adverse to the interests of, the Company or its stockholders. In addition, certain of the other funds and accounts managed by Barings may provide for higher management or incentive fees, greater expense reimbursements or overhead allocations, or permit Barings and its affiliates to receive higher origination and other transaction fees, all of which may contribute to this conflict of interest and create an incentive for Barings to favor such other funds or accounts. Although the professional staff of Barings will devote as much time to the Company’s management as appropriate to enable Barings to perform its duties in accordance with the Advisory Agreement, the investment professionals of Barings may have conflicts in allocating their time and services among the Company, on the one hand, and the other investment vehicles managed by Barings or one or more of its affiliates on the other hand.
Barings may face conflicts in allocating investment opportunities between the Company and affiliated investment vehicles that have overlapping investment objectives with ours, including BBDC. In addition, the Company may not be made aware of and/or be given the opportunity to participate in certain investments made by investment funds which are managed by advisers affiliated with Barings and do not participate in the co-investment program described in the Exemptive Relief. In situations where co-investment with other affiliated funds or accounts is not permitted or appropriate, Barings will need to decide which account will proceed with the investment in accordance with its allocation policies and procedures. Although Barings will endeavor to allocate investment opportunities in a fair and equitable manner in accordance with its allocation policies and procedures, it is possible that, in the future, the Company may not be given the opportunity to participate in investments made by investment funds managed by Barings or an investment manager affiliated with Barings if such investment is prohibited by the Exemptive Relief or the 1940 Act. These restrictions, and similar restrictions that limit the Company’s ability to transact business with its officers or directors or their affiliates, including funds managed by Barings, may limit the scope of investment opportunities that would otherwise be available to the Company.
Advisory Agreement
The Company is party to the Advisory Agreement with Barings, in which certain directors and officers of the Company and members of Barings’ investment committee may have indirect ownership and pecuniary interests. For the year ended December 31, 2020, the base management fee determined in accordance with the terms of the Advisory Agreement was approximately $14.1 million.
Administration Agreement
Pursuant to the terms of the Administration Agreement between Barings and the Company, Barings provides the Company with certain administrative and other services necessary to conduct the Company's day-to-day operations. The Company reimburses Barings, in its capacity as administrator, for the costs and expenses incurred and billed to the Company by Barings in performing its obligations and providing personnel and facilities under the Administration Agreement, or such lesser amount as may be agreed to by the Company and Barings from time to time. If the Company and Barings agree to a reimbursement amount for any period which is less than the full amount otherwise permitted under the Administration Agreement, then Barings will not be entitled to recoup any difference thereof in any subsequent period or otherwise. See "Compensation Discussion" above for more information. For the fiscal year ended December 31, 2020, the Company incurred and was invoiced by Barings for expenses of approximately $1.6 million under the terms of the Administration Agreement.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee and Board of Directors, including a majority of the independent directors, have selected KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.KPMG LLP also will serve as the independent auditors for all of the Company’s wholly-owned subsidiaries. It is expected that a representative of KPMG LLP will be present at the Annual Meeting and will have an opportunity to make a statement if he or she chooses and will be available to answer appropriate questions.
Independent Registered Public Accounting Firm’s Fees
The following table provides information regarding the fees billed by KPMG LLP for work performed for the fiscal year ended December 31, 2020 or attributable to the audit of the Company’s 2020 financial statements:

	Fiscal Year Ended December 31, 2020
Audit Fees	$460,000	(1)
Audit Related Fees	—
Tax Fees	—
Other Fees	—
TOTAL FEES	$460,000

(1) Includes fees of $30,000 related to the initial seed audit included in the Company’s registration statement on Form 10 initially filed with the SEC on June 26, 2020.
Audit Fees. Audit fees include fees for services that normally would be provided by the accountant in connection with statutory and regulatory filings or engagements and that generally only the independent accountant can provide. In addition to fees for the audit of the Company’s annual financial statements, the audit of the effectiveness of the Company’s internal control over financial reporting and the review of the Company’s quarterly financial statements in accordance with generally accepted auditing standards, this category contains fees for comfort letters, statutory audits, consents, and assistance with and review of documents filed with the SEC.
Audit Related Fees. Audit related fees are assurance related services that traditionally are performed by the independent accountant, such as attest services that are not required by statute or regulation.
Tax Fees. Tax fees include corporate and subsidiary compliance and consulting.
All Other Fees. Fees for other services would include fees for products and services other than the services reported above, including any non-audit fees.
Pre-Approval Policies and Procedures
The Audit Committee has established, and the Board of Directors has approved, a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by the Company’s independent registered accounting firm. The policy requires that the Audit Committee pre-approve the audit and non-audit services performed by the independent registered accounting firm in order to assure that the provision of such service does not impair the firm’s independence.
Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at a subsequent meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered accounting firm to management. During 2020, 100% of the Company’s audit fees, audit-related fees, tax fees and fees for other services provided by the Company’s independent registered public accounting firm were pre-approved by the Audit Committee.

AUDIT COMMITTEE REPORT
The Audit Committee assists the Board of Directors in its oversight of the Company’s financial reporting process and implementation and maintenance of effective controls to prevent, deter and detect fraud by management. In addition, the Audit Committee is directly responsible for the appointment, compensation and oversight of the Company’s independent registered public accounting firm. Each of the members of the Audit Committee qualifies as an “independent” director in accordance with applicable SEC rules.
In overseeing the preparation of the Company’s financial statements, the Audit Committee met with both management and KPMG LLP, the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2020, to review and discuss the audited financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Audit Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee discussed the financial statements with both management and KPMG LLP.
The Audit Committee also is responsible for assisting the Board of Directors in the oversight of the qualification, independence and performance of the Company’s independent auditor. In connection with the audit of the Company’s financial statements for the fiscal year ended December 31, 2020, the Audit Committee regularly met in separate, executive sessions with certain members of senior management and KPMG LLP. The Audit Committee has discussed with KPMG LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board, or PCAOB, and the SEC. The Audit Committee has received from KPMG LLP the written disclosures and the letter required by applicable requirements of the PCAOB regarding KPMG LLP’s communications with the Audit Committee concerning independence and has discussed with KPMG LLP its independence. In addition, the Audit Committee has considered whether the provision of non-audit services by KPMG LLP, and the fees charged for such services, are compatible with KPMG LLP maintaining its independence from the Company.
Based upon the review and discussions referred to above, the Audit Committee recommended to the Company’s Board of Directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020. In addition, the Audit Committee has selected, and recommended to the Board of Directors that it approve the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021.
THE AUDIT COMMITTEE1

Mark F. Mulhern, Chair
Thomas W. Okel
Jill Olmstead
The foregoing report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), except to the extent that the Company specifically incorporates this Audit Committee report by reference, and shall not otherwise be deemed filed under such Securities Act and/or Exchange Act.
1 Reflects the membership of the Audit Committee as of the date of the Audit Committee’s recommendations and approvals referenced in this Audit Committee report.

ADDITIONAL INFORMATION
The Notice of Annual Meeting, this proxy statement and our annual report for the fiscal year ended December 31, 2020 are available free of charge and may be accessed through the SEC’s EDGAR webpage at www.sec.gov.
STOCKHOLDER NOMINATIONS AND PROPOSALS FOR THE 2022 ANNUAL MEETING
The Company’s annual meeting of stockholders will generally be held in May of each year. We will consider for inclusion in the Company’s proxy materials for the 2022 Annual Meeting of Stockholders, stockholder proposals that are received at the Company’s executive offices, in writing, no later than 5:00 p.m. (Eastern Time) on November 26, 2021, and that comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act.
In addition, any stockholder who wishes to propose a nominee to the Board of Directors or propose any other business to be considered by the stockholders (other than a stockholder proposal to be included in the Company’s proxy materials pursuant to Rule 14a-8 of the Exchange Act) must comply with the advance notice provisions and other requirements of the Company’s Bylaws, a copy of which is on file with the SEC and may be obtained from the Company’s Secretary upon request. Proposals must be sent to the Company’s Secretary at Barings Capital Investment Corporation, 300 South Tryon Street, Suite 2500, Charlotte, North Carolina 28202. These notice provisions require that nominations of persons for election to the Board of Directors and proposals of business to be considered by the stockholders for the 2022 Annual Meeting of Stockholders must be made in writing and submitted to the Company’s Secretary at the address above no earlier than November 26, 2021 and no later than 5:00 p.m. (Eastern Time) on December 26, 2021 and must otherwise be a proper action by the stockholders. We advise you to review the Bylaws, which contain additional information and other requirements about advance notice of stockholder proposals and director nominations, including the different notice submission date requirements in the event that the Company’s 2022 Annual Meeting of Stockholders is held before April 20, 2022 or after June 19, 2022. In accordance with the Bylaws, the chairman of the 2022 Annual Meeting of Stockholders may determine, if the facts warrant, that a matter has not been properly brought before the meeting and, therefore, may not be considered at the meeting.
FINANCIAL STATEMENTS AVAILABLE
A letter to stockholders and a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which together constitute the Company's 2020 Annual Report, are being mailed along with this proxy statement. The Company’s 2020 Annual Report is not incorporated into this proxy statement and shall not be considered proxy solicitation material.
We will also mail to you without charge, upon written request, a copy of any specifically requested exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020. Requests should be sent to: Barings Capital Investment Corporation Investor Relations, 300 South Tryon Street, Suite 2500, Charlotte, North Carolina 28202, or such requests may be made by calling (704) 805-7200. A copy of the Company’s Annual Report on Form 10-K has also been filed with the SEC and may be accessed through the SEC’s homepage (http://www.sec.gov).
HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies.
Brokers may be householding the Company’s proxy materials by delivering a single proxy statement and 2020 Annual Report to multiple stockholders sharing an address, unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If you did not respond that you did not want to participate in householding, you were deemed to have consented to the process. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and Annual Report, or if you are receiving multiple copies of the proxy statement and 2020 Annual Report and wish to receive only one, please notify your broker if your shares are held in a brokerage account, or us if you are a stockholder of record. You can notify us by sending a written request to: Barings Capital Investment Corporation Investor Relations, 300 South Tryon Street, Suite 2500, Charlotte, North Carolina 28202, or by calling (888) 401-1088. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the 2020 Annual Report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered.
TABULATION AND REPORTING OF VOTING RESULTS
Preliminary voting results will be announced at the Annual Meeting. Final voting results will be tallied by the inspector of election after the taking of the vote at the Annual Meeting. The Company will publish the final voting results in a Current Report on Form 8-K filed with the SEC within four business days following the Annual Meeting.
OTHER INQUIRIES
If you have any questions about the Annual Meeting, these proxy materials or your ownership of the Company’s common stock, please contact Barings Capital Investment Corporation Investor Relations, 300 South Tryon Street, Suite 2500, Charlotte, North Carolina 28202, Telephone: (704) 805-7200.

OTHER BUSINESS
The Board of Directors knows of no other business to be presented for action at the 2021 Annual Meeting of Stockholders. If, however, any other matters do come before the meeting on which action can properly be taken, it is the intention of the persons named on the enclosed proxy card to vote on such matters in accordance with their judgment. The submission of a proposal does not guarantee its inclusion in the Company's proxy statement or presentation at the meeting unless certain requirements under applicable securities laws and the Company's Bylaws are met.
You are cordially invited to attend the 2021 Annual Meeting of Stockholders of Barings Capital Investment Corporation, to be held virtually on Thursday, May 20, 2021, at 8:00 a.m. (Eastern Time), at the following website: www.virtualshareholdermeeting.com/BCIC2021. Your vote is important and, whether or not you plan to attend the meeting, you are requested to complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid envelope.

By order of the Board of Directors,
Ashlee E. Steinnerd
Secretary, Barings Capital Investment Corporation

Charlotte, North Carolina
March 26, 2021

JOINT PRIVACY NOTICE OF BARINGS LLC AND BARINGS CAPITAL INVESTMENT CORPORATION
This privacy notice is being provided on behalf of Barings LLC and its affiliates: Barings Securities LLC; Barings Australia Pty Ltd; Barings Advisers (Japan) KK; Barings Investment Advisers (Hong Kong) Limited; Barings Funds Trust; Barings BDC, Inc; Barings Capital Investment Corporation, Barings Global Short Duration High Yield Fund; Barings Corporate Investors and Barings Participation Investors (together, for purposes of this privacy notice, “Barings”).
When you use Barings you entrust us not only with your hard-earned assets but also with your personal and financial data. We consider your data to be private and confidential, and protecting its confidentiality is important to us. Our policies and procedures regarding your personal information are summarized below.
We may collect non-public personal information about you from:
▪Applications or other forms, interviews, or by other means;
▪Consumer or other reporting agencies, government agencies, employers or others;
▪Your transactions with us, our affiliates, or others; and
▪Our Internet website.
We may share the financial information we collect with our financial service affiliates, such as insurance companies, investment companies and securities broker-dealers. Additionally, so that we may continue to offer you products and services that best meet your investment needs and to effect transactions that you request or authorize, we may disclose the information we collect, as described above, to companies that perform administrative or marketing services on our behalf, such as transfer agents, custodian banks, service providers or printers and mailers that assist us in the distribution of investor materials or that provide operational support to Barings. These companies are required to protect this information and will use this information only for the services for which we hire them, and are not permitted to use or share this information for any other purpose. Some of these companies may perform such services in jurisdictions other than the United States. We may share some or all of the information we collect with other financial institutions with whom we jointly market products. This may be done only if it is permitted by the state in which you live. Some disclosures may be limited to your name, contact and transaction information with us or our affiliates.
Any disclosures will be only to the extent permitted by federal and state law. Certain disclosures may require us to get an “opt-in” or “opt-out” from you. If this is required, we will do so before information is shared. Otherwise, we do not share any personal information about our customers or former customers unless authorized by the customer or as permitted by law.
We restrict access to personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards that comply with legal standards to guard your personal information. As an added measure, we do not include personal or account information in non-secure e-mails that we send you via the Internet without your prior consent. We advise you not to send such information to us in non-secure e-mails.
This joint notice describes the privacy policies of Barings, the Funds, Barings Capital Investment Corporation and Barings Securities LLC. It applies to all Barings and the Fund accounts you presently have, or may open in the future, using your social security number or federal taxpayer identification number - whether or not you remain a shareholder of our Funds or as an advisory client of Barings. As mandated by rules issued by the Securities and Exchange Commission, we will be sending you this notice annually, as long as you own shares in the Funds or have an account with Barings.
Barings Securities LLC is a member of the Financial Industry Regulatory Authority (FINRA) and the Securities Investor Protection Corporation (SIPC). Investors may obtain information about SIPC including the SIPC brochure by contacting SIPC online at www.sipc.org or calling (202)-371-8300. Investors may obtain information about

FINRA including the FINRA Investor Brochure by contacting FINRA online at www.finra.org or by calling (800) 289-9999.

APPENDIX A

BARINGS BDC, INC. (“BBDC”)
BARINGS CAPITAL INVESTMENT CORPORATION (“BCIC”)
(each a “Company”)

AUDIT COMMITTEE CHARTER
I.Purpose
The purpose of an Audit Committee (each a “Committee”) is to assist the relevant Board of Directors (the “Board”) of BBDC or BCIC, with its oversight responsibilities regarding: (i) the integrity of the relevant Company’s financial statements; (ii) the integrity of the accounting and financial reporting processes of the relevant Company and the audits of the financial statements; (iii) the relevant Company’s compliance with legal and regulatory requirements; (iv) the independent registered public accounting firm’s qualifications and independence; and (v) the performance of the relevant Company’s internal audit function and independent registered public accounting firm. Each Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the “SEC”) including item 407(d)(3)(i) of Regulation S-K to be included in the relevant Company’s annual proxy statement.
In addition to the powers and responsibilities expressly delegated to each Committee in this Charter, each Committee may exercise any other powers and carry out any other responsibilities delegated to it by the relevant Board from time to time consistent with the relevant Company’s bylaws. The powers and responsibilities delegated by the relevant Board to each Committee in this Charter or otherwise shall be exercised and carried out by each Committee as it deems appropriate without requirement of the relevant Board approval, and any decision made by each Committee (including any decision to exercise or refrain from exercising any of the powers delegated to each Committee hereunder) shall be at each Committee’s sole discretion. While acting within the scope of the powers and responsibilities delegated to it, each Committee shall have and may exercise all the powers and authority of the relevant Board. To the fullest extent permitted by law, each Committee shall have the power to determine which matters are within the scope of the powers and responsibilities delegated to it.
Notwithstanding the foregoing, a Committee’s responsibilities are limited to oversight of the relevant Company’s accounting and financial reporting processes and the audits of the relevant Company’s financial statements. The investment adviser to the relevant Company is responsible for the preparation, presentation and integrity of such Company’s financial statements, as well as such Company’s financial reporting process, accounting policies, internal audit function, internal control over financial reporting and disclosure controls and procedures. The independent registered public accounting firm is responsible for planning and conducting proper audits of the relevant Company’s annual financial statements, expressing an opinion as to the conformity of such annual financial statements with generally accepted accounting principles, expressing an opinion on the relevant Company’s management’s assessment of such Company’s internal control over financial reporting, expressing an opinion on the relevant Company’s internal control over financial reporting and reviewing the relevant Company’s quarterly financial statements. It is not the responsibility of a Committee to plan or conduct audits or to determine that the relevant Company’s financial statements and disclosure are complete and accurate and in accordance with generally accepted accounting principles and applicable laws, rules and regulations. Each member of a Committee shall be entitled to rely on the integrity of those persons within the relevant Company and of the professionals and experts (including the investment adviser’s internal auditor and/or third-parties responsible for the internal audit function) (the “internal auditor”) and the relevant Company’s independent registered public accounting firm) from which a Committee receives information and, absent actual knowledge to the contrary, the accuracy of the financial and other information provided to a Committee by such persons, professionals or experts.
Further, auditing literature, particularly Statement on Auditing Standards No. 100, defines the term “review” to include a particular set of required procedures to be undertaken by independent auditors. The members of a Committee are not independent auditors, and the term “review” as used in this Charter is not intended to have that meaning and should not be interpreted to suggest that a Committee’s members can or should follow the procedures required of auditors performing reviews of financial statements.
II.Membership
Each Committee shall consist of at least three members of the relevant Board and shall be composed solely of Independent Directors. “Independent Directors” are members of the relevant Board who (i) are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) of the relevant Company; (ii) are “independent directors” as defined by the New York Stock Exchange listing standards, if applicable to the relevant Company; (iii) meet the criteria for independence under the applicable rules under Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the other applicable rules and regulations of the SEC; (iv) have not participated in the preparation of the financial statements of the relevant Company or any current subsidiary of such Company at any time during the past three (3) years; and (v) are otherwise free from any relationship that, in the opinion of the relevant Board, would interfere with the exercise of their independent judgment as a member of a Committee, all as determined by the relevant Board.
In addition, each Committee member must be financially literate, which the relevant Board interprets to mean able to read and understand fundamental financial statements, including the relevant Company’s balance sheet, income statement and cash flow statement. Each Company also must have at least one member of each Committee who has accounting or related financial management expertise, which may include requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. If the relevant Board determines that a member of a Committee is an audit committee financial expert, it may presume that such member has accounting or related financial management expertise.
No director may serve as a member of a Committee if such director serves on the audit committees of more than two other public companies (excluding either Company) unless the relevant Board determines that such simultaneous service would not impair the ability of such director to serve effectively on such Committee, and discloses this determination in the relevant Company’s annual proxy statement.
The members of each Committee, including the Chair of such Committee, shall be appointed by the relevant Board. Members of a Committee may be removed from such Committee, with or without cause, by the relevant Board.
III.Meetings and Procedures
The Chair (or in his or her absence, a member designated by the Chair) shall preside at each meeting of the relevant Committee and set the agendas for such Committee meetings. Each Committee shall have the authority to establish its own rules and procedures for notice and conduct of its meetings so long as they are not inconsistent with any provisions of the relevant Company’s bylaws that are applicable to the relevant Committee.
Each Committee shall meet at least once during each fiscal quarter and more frequently as such Committee deems desirable. Each Committee shall meet separately, periodically, with management, with the investment adviser’s internal auditor and with the relevant Company’s independent registered public accounting firm.
All non-management directors who are not members of a Committee may attend and observe meetings of such Committee but shall not be entitled to vote. Each Committee may, at its discretion, include in its meetings members of the relevant Company’s management, representatives of the relevant Company’s independent registered public accounting firm, the investment adviser’s internal auditor, any other financial personnel employed or retained by the relevant Company or any other persons whose presence the relevant Committee believes to be necessary or appropriate. Notwithstanding the foregoing, each Committee may also exclude from its meetings any persons it deems appropriate, including, but not limited to, any non-management director that is not a member of such Committee.
Each Committee may retain any independent counsel, experts or advisors (accounting, financial or otherwise) that such Committee believes to be necessary or appropriate to carry out its duties. Each Committee may also utilize the services of the relevant Company’s investment adviser’s legal counsel, regular legal counsel or other advisors to the relevant Company. The relevant Company shall provide for appropriate funding, as determined by the relevant Committee, for payment of compensation to the independent registered public accounting firm for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the relevant Company, to any advisors employed by the relevant Committee, and for payment of ordinary administrative expenses of the relevant Committee that are necessary or appropriate in carrying out its duties.
Each Committee may conduct or authorize investigations into any matters within the scope of the powers and responsibilities delegated to such Committee.
IV.Powers and Responsibilities
The duties and powers of each Committee include, but are not limited to, the following:
Interaction with the Independent Registered Public Accounting Firm
1.Appointment and Oversight. Each Committee shall be directly responsible and have sole authority for the appointment, compensation, retention and oversight of the work of the independent registered public accounting firm (including resolution of any disagreements between the investment adviser/management and the independent registered public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the relevant Company. The independent registered public accounting firm shall report directly to the relevant Committee.
2.Pre-Approval of Services. Before the independent registered public accounting firm is engaged by a Company or its subsidiaries to render audit or non-audit services, the relevant Committee shall preapprove the engagement. Committee pre-approval of audit and non-audit services will not be required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by the relevant Committee regarding the relevant Company’s engagement of the independent registered public accounting firm, provided the policies and procedures are detailed as to the particular service, the relevant Committee is informed of each service provided and such policies and procedures do not include delegation of the relevant Committee’s responsibilities under the Exchange Act to the relevant Company’s management. A Committee may delegate to one or more designated members of such Committee the authority to grant pre-approvals, provided such approvals are presented to the relevant Committee at a subsequent meeting. If a Committee elects to establish pre-approval policies and procedures regarding non-audit services, the relevant Committee must be informed of each non-audit service provided by the independent registered public accounting firm. Committee pre-approval of non-audit services (other than review and attest services) also will not be required if such services fall within available exceptions established by the SEC.
3.Independence, Qualifications, and Performance of Independent Registered Public Accounting Firm. Each Committee shall, at least annually, review the independence and quality control procedures of the independent registered public accounting firm and the experience and qualifications of the independent registered accounting firm’s senior personnel that are providing audit services to the relevant Company. Each Committee shall present its conclusions with respect to the independent registered public accounting firm to the relevant Board. In conducting its review:
a.Each Committee shall ensure that the independent registered public accounting firm prepares and delivers, at least annually, a formal written statement delineating all relationships between the independent registered public accounting firm and the relevant Company, consistent with Public Company Accounting Oversight Board (“PCAOB”) Rule 3526, Communication with Audit Committees Concerning Independence (it being understood that the independent auditors are responsible for the accuracy and completeness of this statement). Each Committee shall actively engage in a dialogue with the independent registered public accounting firm with respect to any disclosed relationships or services that, in the view of the relevant Committee, may impact the objectivity and independence of the independent registered public accounting firm. Each Committee shall satisfy itself of the auditor’s independence.
b.Each Committee shall, at least annually, obtain and review a report by the independent registered public accounting firm describing:
i.The firm’s internal quality-control procedures.
ii.Any material issues raised by the most recent internal quality-control review, or peer review of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.
iii.All relationships between the independent registered public accountants, the relevant Company and the relevant Company’s investment adviser.
This report should be used to evaluate the independent public accountant’s qualifications, performance and independence.
c.Each Committee shall review the experience and qualifications of the lead partner each year and confirm with the independent registered public accounting firm that it is in compliance with the partner rotation requirements, as promulgated by applicable rules and regulations. Each Committee will also consider whether there should be rotation of the independent registered public accounting firm itself.
d.Each Committee shall, if applicable, consider whether the independent registered public accounting firm’s provision of any permitted non-audit services to the relevant Company is compatible with maintaining the independence of the independent auditor.
Annual Financial Statements and Annual Audit
4.Meetings with Management and the Independent Registered Public Accounting Firm.
a.Each Committee shall meet separately with management and the independent registered public accounting firm in connection with each annual audit to discuss the scope of the audit, the procedures to be followed and the staffing of the audit.
b.Each Committee shall review and discuss with management and the independent registered public accounting firm any material off-balance sheet transactions, arrangements, obligations (including contingent obligations) and other relationships of the relevant Company with unconsolidated entities of which such Committee is made aware that do not appear on the financial statements of the relevant Company and that may have a material current or future effect on the relevant Company’s financial condition, results of operations, liquidity, capital expenditures, capital resources or significant components of revenues or expenses.
c.Each Committee shall review and discuss the annual audited financial statements with management and the independent registered public accounting firm, including the relevant Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”
d.Each Committee shall obtain from the independent registered public accounting firm assurances that procedures required under Section 10A of the Exchange Act have been complied with.
e.Each Committee shall discuss with the independent registered public accounting firm the report that such auditor is required to make to such Committee regarding: (A) all accounting policies and practices to be used that the independent auditor identifies as critical; (B) all alternative treatments within GAAP for policies and practices related to material items that have been discussed among management and the independent registered public accounting firm, including the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent registered public accounting firm; and (C) all other material written communications between the independent registered public accounting firm and management of the relevant Company, such as any management letter, management representation letter, reports on observations and recommendations on internal controls, independent registered public accounting firm’s engagement letter, independent registered public accounting firm’s independence letter, schedule of unadjusted audit differences and a listing of adjustments and reclassifications not recorded, if any.
f.Each Committee shall discuss with the independent registered public accounting firm (A) any audit problems or difficulties encountered during their audit, including any restrictions on their scope of activities or access to requested information; (B) any significant disagreements with management; (C) any communications between the audit team and the independent registered public accounting firm’s national office respecting auditing or accounting issues presented by the engagement; and (D) any accounting or disclosure issues not resolved to their satisfaction.
g.Each Committee shall review and discuss with the independent registered public accounting firm the matters required to be discussed with the firm by the applicable requirements of the PCAOB and the SEC.
h.Each Committee shall review with the independent registered public accounting firm any audit problems or difficulties and management’s response.
5.Committee Review of Other Items Pertaining to Financial Statements and Audit.
a.Each Committee shall review major issues regarding accounting principles and financial statement presentations, including any significant changes in the relevant Company’s selection or application of accounting principles; major issues as to the adequacy of the relevant Company’s internal controls; and any special audit steps adopted in light of material control deficiencies.
b.Each Committee shall review analyses prepared by management and the independent registered public accountant setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.
c.Each Committee shall review the effect of regulatory and accounting initiatives, as well as off-balance-sheet structures, on the financial statements of the relevant Company.
6.Recommendation to Include Financial Statements in Annual Report. Each Committee shall, based on the review and discussions in paragraphs 4(iii) and (vi) above, and based on the disclosures received from the independent registered public accounting firm regarding its independence and discussions with the auditor regarding such independence pursuant to subparagraph 3(i) above, determine whether to recommend to the Board that the audited financial statements be included in the relevant Company’s Annual Report on Form 10-K for the fiscal year subject to the audit.
Quarterly Financial Statements
7.Quarterly Financial Statement Review. Each Committee shall review and discuss the quarterly financial statements with management and the independent registered public accounting firm, including the relevant Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”
Internal Audit
8.Appointment. Each Committee shall be advised of the appointment and replacement of the Head of Audit for the investment adviser’s internal auditor. If the relevant Company determines that internal audit services are needed beyond the audit coverage provided by the internal auditor of the investment adviser, each Committee may appoint third-party contracted non-employee or audit or accounting firms to provide additional Company-specific internal audit services. The investment adviser and third-party services collectively constitute the internal audit function of the relevant Company (“internal audit” or “internal audit function”).
9.Meetings with the Internal Auditor. Each Committee shall meet periodically with the investment adviser’s internal auditor to discuss the audit coverage of the relevant Company. Reports provided will contain the responsibilities and staffing of the investment adviser’s internal audit function and any issues that the internal auditor believes warrant audit Committee attention. Each Committee shall discuss with the investment adviser’s internal auditor any significant reports to management prepared by the internal auditor and any responses from management. Reports will also be provided for any additional Company-specific internal audit services. These reports will contain the responsibilities, budget, staffing, summary of the work undertaken, and any significant issues brought to the attention of management. Each Committee shall have the opportunity to discuss the content of such reports with the party providing such services.
Other Powers and Responsibilities
10.Each Committee shall review all related-party transactions required to be disclosed in the Company’s proxy statement on an ongoing basis.
11.Each Committee shall discuss with management and the independent registered public accounting firm any correspondence from or with regulators or governmental agencies, any employee complaints or any published reports that raise material issues regarding the relevant Company’s financial statements, financial reporting process, accounting policies or internal audit function.
12.Each Committee shall discuss with the relevant Company’s Chief Legal Officer or outside counsel any legal matters brought to such Committee’s attention that could reasonably be expected to have a material impact on the relevant Company’s financial statements.
13.Each Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the relevant Company regarding accounting, internal accounting controls or auditing matters and (ii) the confidential, anonymous submission by employees of the relevant Company, the investment adviser, administrator, principal underwriter, or any other provider of accounting-related services for the relevant Company and the employees of its service providers regarding questionable accounting or auditing matters.
14.Each Committee, through its Chair, shall report regularly to and review with the relevant Board any issues that arise with respect to the quality or integrity of the relevant Company’s financial statements, the relevant Company’s compliance with legal or regulatory requirements, the performance and independence of the relevant Company’s independent registered public accounting firm, the performance of the relevant Company’s internal audit function or any other matter such Committee determines is necessary or advisable to report to the relevant Board.
15.Each Committee shall at least annually perform an evaluation of the performance of such Committee and its members, including a review of such Committee’s compliance with this Charter.
16.Each Committee shall at least annually review and reassess this Charter and submit any recommended changes to the relevant Board for its consideration.
17.Each Committee shall discuss and review the relevant Company’s earnings press releases, including the type and presentation of information to be included in the earnings press releases, paying particular attention to any pro forma or adjusted non-GAAP information. Such discussion may be in general terms.
18.Each Committee shall discuss financial information and earnings guidance provided to analysts and rating agencies. Such discussions may be in general terms.

19.Each Committee shall discuss policies with respect to risk assessment and risk management, including appropriate guidelines and policies to govern the process, as well as the relevant Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.
20.Each Committee shall set clear hiring policies, consistent with governing laws and regulations, for hiring personnel of the independent registered public accounting firm.
21.In addition to the powers and responsibilities expressly delegated to each Committee in this Charter, each Committee may exercise any other powers and carry out any other responsibilities delegated to it by the relevant Board from time to time consistent with the relevant Company’s bylaws.
Last Approved: March 23, 2021 (BBDC and BCIC)

APPENDIX B
BARINGS BDC, INC. (“BBDC”)
BARINGS CAPITAL INVESTMENT CORPORATION (“BCIC”)
(each a “Company”)
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER
This Charter is intended to serve as guidelines and as a component of the flexible framework within which the relevant Board of Director (the “Board”) of BBDC and BCIC, assisted by each of their committees, oversees the affairs of the relevant Company. While it should be interpreted in the context of all applicable laws, regulations, and listing requirements, as well as in the context of the relevant Company’s articles of incorporation and bylaws, it is not intended to establish by its own force any legally binding obligations.
I. Purpose
A Nominating and Governance Committee (each a “Committee”) shall be appointed by the relevant Board to (1) identify and recommend for nomination individuals qualified to become Board members, consistent with the criteria approved by the relevant Board; (2) recommend to the relevant Board members for each Board committee; (3) recommend and oversee the annual evaluation of the relevant Board; and (4) review and recommend governance policies and the Code of Business Conduct and Ethics of the relevant Company.
Each Committee shall perform such other duties as assigned by the relevant Board, and shall make regular reports to the relevant Board. Each Committee shall have the sole authority to retain at the relevant Company’s expense such consultants or advisors as the relevant Committee may deem necessary or appropriate to carry out its duties under this Charter. Each Committee shall have the sole authority to retain and terminate any search firm to be used to identify any director candidate, including sole authority to approve the search firm’s fees and other retention terms.
Each Committee may form, and delegate authority to, subcommittees when appropriate, as determined by such Committee.
II. Composition of the Committees
Each Committee shall have no fewer than three (3) members, including a chairperson. The size of each Committee shall be designated annually by the relevant Board. All members of each Committee will meet the independence standards established by the listing standards of the New York Stock Exchange and other applicable law or regulation.
The members of each Committee and such Committee’s chairperson shall be appointed by the relevant Board and shall continue to serve until their successors are elected and qualified, or until their earlier resignation or removal. The relevant Board may remove any member of a Committee, and may remove the chairperson from the position of chairperson, with or without cause, at any time. The chairperson shall convene and chair all sessions of a Committee, set agendas for Committee meetings, determine the information needs of a Committee and be responsible for communicating all decisions and recommendations of a Committee to the Board in a timely manner. Each Committee Chairperson shall also serve as the lead independent Director of the relevant Company with respect to interactions with Independent Directors’ counsel and management.
III. Committee Meetings
Each Committee shall meet as often as necessary or appropriate to fulfill its duties upon the notice provided for meetings of the relevant Board but not less than one (1) time per year in a regular session. A majority of a Committee shall constitute a quorum and a Committee shall act only on the affirmative vote of a majority of the members present at a meeting, or by unanimous written consent, when deemed necessary or desirable by a Committee or its chairperson.
Each Committee may direct appropriate members of the relevant Company’s investment adviser to prepare draft agendas and related background information for each committee meeting and may invite such members of management and other persons to its meetings as it may deem desirable or appropriate.
IV. Recommendations for Membership on Other Committees
Each Committee shall recommend to the relevant Board the membership and chairs of the various other committees of the relevant Board.
All members of the relevant Board committees shall meet the standards of independence as required by the listing standards of the New York Stock Exchange and other applicable law or regulation.
In recommending a candidate for Audit Committee membership, each Committee shall provide to the relevant Board such Committee’s assessment of whether such candidate would be an “audit committee financial expert,” as defined by the rules of the Securities and Exchange Commission.
V. Review of Charter and Committee Evaluation
Each Committee shall review the adequacy of this Charter annually and recommend changes, if necessary, to the relevant Board.
Each Committee shall review annually its performance and recommend changes, if appropriate.
VI. Corporate Governance
Each Committee shall at least annually review and reassess the adequacy of the Corporate Governance Guidelines and Code of Business Conduct and Ethics of the relevant Company and propose changes, if appropriate, to the relevant Board for approval.
Each Committee shall review periodically with the relevant Company’s counsel: (1) new legislation, regulations and other developments relating to corporate governance, and (2) the compliance process relating to executive officer and director compliance with the Corporate Governance Guidelines and Code of Business Conduct and Ethics and recommend to the relevant Board any remedial actions deemed necessary or appropriate.
VII. Identification of Prospective Board Members and Nomination of Directors
Each Committee shall recommend to the relevant Board (1) nominees to fill any vacancies created on the relevant Board; and (2) prior to the annual meeting of stockholders, a slate of nominees for election and reelection as directors by the stockholders of the relevant Company at the annual meeting.
Each Committee will review and consider candidates who may be suggested by any director or executive officer of the relevant Company, or by any stockholder if the suggestion is made in accordance with the relevant Company’s articles of incorporation, bylaws and applicable law.
In considering possible candidates for nomination, each Committee shall be guided by the following: (1) the composition of the relevant Board shall include a majority of independent directors as determined by the New York Stock Exchange and other applicable law or regulation; (2) each director shall be chosen with consideration of the relevant Board’s current composition, including overall business expertise, gender, cultural and racial diversity, and commitment to the relevant Company’s view that such diversity in qualified Board members is a valuable component of good corporate governance; (3) each director nominee shall be of the highest character and integrity and possess an inquiring mind, vision and the ability to work well with others; (4) each director shall be free of any conflict of interest which would violate any applicable law or regulation or interfere with the proper performance of the responsibilities of a director; (5) each shall possess experience which would be of particular importance to the relevant Company; (6) each shall have sufficient time to devote to the affairs of the relevant Company, including consistent attendance of the relevant Board and committee meetings and advance review of materials; (7) each director nominee shall understand his or her responsibility to act in the best interests of the relevant Company and all of its stockholders; and (8) the composition of the relevant Board shall be diversified.
VIII. Board Evaluation
Each Committee shall evaluate annually the structure of the relevant Board and all committees to assure that the skills and experiences of the directors are being deployed in the best interests of the relevant Company.
Each Committee shall annually evaluate the relevant Board’s and the committees’ performance and recommend to the relevant Board any changes which would improve the ability of the relevant Board to oversee more effectively the business and affairs of the relevant Company. This evaluation process will include a process that solicits from each Board member his or her assessment of the relevant Board’s performance.
Last Approved: March 23, 2021 (BBDC and BCIC)

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BARINGS CAPITAL INVESTMENT CORPORATION

The Board of Directors recommends you vote FOR the following proposal:

	For All	Withhold All	For All Except
1. The election of the following three persons as Class II Directors who will serve as directors of Barings Capital Investment Corporation until the 2024 Annual Meeting and until their successors have been duly elected and qualified.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the # of the applicable nominee(s) on the line below.

____

Nominees:

01) David Mihalick
02) Thomas W. Okel
03) Jill Olmstead

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or at any postponement or any adjournment thereof, including procedural matters and matters relating to the conduct of the meeting.

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Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders:
The Notice and Proxy Statement and our 2020 Annual Report to Stockholders are available at www.proxyvote.com.

D33227-P49604

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF BARINGS CAPITAL INVESTMENT CORPORATION FOR THE 2021 ANNUAL MEETING OF STOCKHOLDERS

The undersigned stockholder of **BARINGS CAPITAL INVESTMENT CORPORATION** (the "Company") acknowledges receipt of the Notice of Annual Meeting of Stockholders of the Company and the accompanying Proxy Statement and hereby appoints and authorizes Jill Dinerman and Ashlee Steinnerd, or any one of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to represent and vote, as designated on the reverse side of this proxy ballot, all the shares of common stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on May 20, 2021, at 8:00 a.m., Eastern Time, at the following website: www.virtualshareholdermeeting.com/BCIC2021, and at any postponement or adjournment thereof. The undersigned hereby revokes any proxy heretofore given with respect to such meeting. Further instructions on how to attend and vote at the Annual Meeting of Stockholders are contained in the accompanying Proxy Statement.

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED ON THE REVERSE SIDE; where no choice is specified, it will be voted "FOR" Proposal No. 1 and in the discretion of the proxies with respect to any other matters that may properly come before the meeting, subject to SEC rules.

Please sign and date this proxy on the reverse side and return it in the enclosed envelope.

(CONTINUED ON REVERSE SIDE)